John Hancock Equity Funds
                 Supplement to the Class A, Class B and Class C
                      Shares Prospectus (the "Prospectus")
                               dated March 1, 2006

The following changes to the Prospectus are effective April 13, 2006:

John Hancock Growth Trends Fund

On page 13, the "Portfolio Managers" section for the technology sector has been deleted and replaced with the following:

TECHNOLOGY- Thomas P. Norton, CFA
Joined fund team in 2006; Technology portfolio manager


John Hancock Multi Cap Growth Fund

On page 23, the "Portfolio Managers" section has been deleted and replaced with the following:

Thomas P. Norton, CFA
Joined fund team in 2006



On page 46, the Management Biography for Anurag Pandit has been deleted.



April 11, 2006

EQTPS3